Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 6, 2001, included in this Form 10-KSB, into the Company's previously filed Registration Statement No. 333-36664 on Form S-8.



                                                       /s/ Arthur Andersen LLP

                                                       ARTHUR ANDERSEN LLP
Portland, Oregon
April 16, 2001